UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (612) 304-6073

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2026, the Board of Directors of Target Corporation (“Target”) elected John R. Hoke III as a director of Target, effective March 1, 2026. Mr. Hoke was also appointed to serve on the Compensation & Human Capital Management Committee and the Governance & Sustainability Committee, each also effective as of March 1, 2026.

Mr. Hoke, 61, is the former Chief Innovation Officer at NIKE, Inc. (“NIKE”), a position he held from November 2023 to June 2025. Previously, he was NIKE's Chief Design Officer from June 2017 to November 2023, leading a global design organization responsible for product innovation and brand development across Nike, Jordan, and Converse. Mr. Hoke previously held other executive level positions at NIKE, including Vice President of Global Design. Mr. Hoke is currently on the board of directors for MillerKnoll, Inc.

There are no arrangements or understandings between Mr. Hoke and any other person pursuant to which Mr. Hoke was selected as a director of Target. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Mr. Hoke and Target.

Also on January 21, 2026, the Board of Directors of Target elected Stephen B. Bratspies as a director of Target, effective April 1, 2026. Mr. Bratspies was appointed to serve on the Audit & Risk Committee and the Infrastructure & Finance Committee, each also effective on April 1, 2026.

Mr. Bratspies, 58, served as Chief Executive Officer and director at HanesBrands Inc. from August 2020 to December 2025. Previously, Mr. Bratspies served as Chief Merchandising Officer of Walmart Inc. from 2015 to 2020. He previously held other leadership positions with Walmart, including as Executive Vice President, Food from 2014 to 2015 and as Executive Vice President, General Merchandise from 2013 to 2014. Mr. Bratspies is currently a director of The Clorox Company.

There are no arrangements or understandings between Mr. Bratspies and any other person pursuant to which Mr. Bratspies was selected as a director of Target. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Mr. Bratspies and Target.

Mr. Hoke and Mr. Bratspies will each receive the annual compensation that Target provides to its non-employee directors as described in Target’s proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: January 22, 2026	By:	/s/ David L. Donlin
Name: David L. Donlin
Title: Interim General Counsel and Corporate Secretary